SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)
June 1, 2001

Knight-Ridder, Inc.
(Exact name of registrant as specified in charter)

Florida	1-7553	38-0723657

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 W. San Fernando St. San Jose, California		95113

(Address of principal executive offices)		(Zip Code)

(408) 938-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Exhibits.
SIGNATURE
EXHIBIT INDEX
First Supplemental Indenture
Statement re Computation of Earnings

Item 5.   Other Events.

      In connection with the registrant’s Registration Statement (Form S-3), Registration No. 333-79025, the registrant is filing herewith a supplemental indenture to its Indenture dated as of November 4, 1997, between Knight-Ridder, Inc. and The Chase Manhattan Bank, and a Statement re Computation of Earnings to Fixed Charges Ratio From Continuing Operations, which statement has been revised from Exhibit 12 to the registrant’s Form 10-K for the year ended December 31, 2000, as listed in Item 7 below and such supplemental indenture is incorporated by reference into such Registration Statement.

Item 7.   Exhibits.

4	First Supplemental Indenture, dated June 1, 2001, between Knight-Ridder, Inc., The Chase Manhattan Bank and The Bank of New York.

12	Statement re Computation of Earnings to Fixed Charges Ratio From Continuing Operations.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Ridder, Inc. (Registrant)

Date: June 1, 2001	By:	/s/	Gary R. Effren

Gary R. Effren Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

4	First Supplemental Indenture, dated June 1, 2001, between Knight-Ridder, Inc., The Chase Manhattan Bank and The Bank of New York.

12	Statement re Computation of Earnings to Fixed Charges Ratio From Continuing Operations.

4